PLEDGE AGREEMENT


        THIS BORROWER PLEDGE AGREEMENT (this "Agreement") is entered into as of September 5, 2001 by and among The Right Start, Inc., a California corporation (the "Pledgor"), ZB Company, Inc., a Delaware corporation (the "Pledged Stock Issuer"), and Wells Fargo Retail Finance LLC, in its capacity as agent (the "Agent"), on its own behalf and on behalf of the other Secured Parties (defined below).

                                   WITNESSETH

        WHEREAS, the Pledged Stock Issuer is simultaneously entering into a Loan and Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") with the Agent and the other Lenders from time to time party thereto (the "Lenders"), pursuant to which the Lenders, subject to the terms and conditions contained therein, have agreed to make certain advances, cause the issuance of letters of credit and provide other financial accommodations to the Pledged Stock Issuer (collectively, the "Loans");

        WHEREAS, the Pledgor owns all of the outstanding capital stock of Pledged Stock Issuer and believes that the effectiveness of the Loan Agreement will be beneficial to it; and

        WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Pledgor execute and deliver this Borrower Pledge Agreement to the Agent, for its own benefit and the benefit of each of the Secured Parties;

        NOW, THEREFORE, in consideration of the willingness of the Agent and the Lenders to enter into the Loan Agreement and to agree, subject to the terms and conditions set forth therein, to make the Loans to the Pledged Stock Issuer pursuant thereto, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

1.      Certain Definitions.

(a) As used in this Agreement the following terms shall have the following definitions:

          (i) "Pledged Collateral" shall mean the Pledged Notes and the Pledged Stock and any collateral now or hereafter pledged hereunder.

          (ii) "Pledged Notes" shall mean the promissory notes or other instruments, if any, payable to the Pledgor listed on Schedule I hereto and any other instruments or other instruments now or hereafter pledged hereunder.

          (iii)"Pledged Stock" shall mean the shares of capital stock of each Pledged Stock Issuer listed on Schedule I hereto and any additional securities now or hereafter pledged hereunder.

          (iv) "Secured   Parties"   shall  mean  the  Agent  and  the  Lenders.

(b) Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, and references to the singular include the plural.

2. Security Interest. To secure the Pledged Stock Issuer's prompt, punctual and faithful payment and performance of all and each of the Obligations, the Pledgor hereby deposits with and pledges to the Agent, for its benefit and the benefit of each of the other Secured Parties, the Pledged Collateral and hereby grants to the Agent, for its benefit and the benefit of each of the other Secured Parties, a security interest in and lien on all of the Pledgor's right, title and interest in and to the Pledged Collateral.

3. Special Warranties and Covenants of the Pledgor. The Pledgor hereby warrants and covenants to the Agent and each of the other Secured Parties that:

(a) The Pledged Collateral is duly and validly pledged with the Agent, for its benefit and the benefit of each of the other Secured Parties, in accordance with law and the Pledgor warrants and will defend the Agent's right, title and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever.

(b) This Agreement and the delivery of the Pledged Collateral to the Agent creates a perfected first priority security interest in all of the Pledged Collateral in favor of the Agent for its own benefit and the benefit of each of the other Secured Parties, securing payment of the Obligations, and that all actions necessary to achieve such perfection have been taken.

(c) The Pledgor has good title to the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever.

(d) All of the Pledged Stock has been duly and validly issued and is fully paid and nonassessable.

(e) The Pledged Stock constitutes all of the presently issued and outstanding capital stock of the Pledged Stock Issuer issued to the Pledgor. The Pledged Notes constitute all promissory notes, instruments or other evidences of indebtedness of any kind or nature payable to the Pledgor.

(f) If (i) any additional shares of capital stock of any class of the Pledged Stock Issuer or if any promissory notes of the Pledged Stock Issuer or other securities of the Pledged Stock Issuer and/or (ii) any promissory notes, instruments or other evidences of indebtedness of any kind or nature payable to the Pledgor are acquired by the Pledgor after the date hereof, the same shall constitute Pledged Collateral and shall be deposited and pledged with the Agent, for its benefit and the benefit of each of the other Secured Parties, as provided in Section 1 hereof simultaneously with such acquisition. The Pledgor will promptly notify the Agent of the date and amount of any loans made from time to time by the Pledgor to the Pledged Stock Issuer.

(g) If at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then the Pledged Stock Issuer shall immediately register or enter the Pledged Collateral, as the case may be, in the name of Agent, for its benefit and the benefit of each of the Secured Parties, or otherwise cause the Secured Parties' security interest thereon to be perfected in accordance with applicable law.

(h) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Pledged Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that neither the Agent nor any Agent shall have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

(i) All information herein or hereafter supplied to Agent by or on behalf of Pledgor in writing with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

(j) The Pledgor will not sell, convey or otherwise dispose of any of the Pledged Collateral, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than liens on and security interests in the Pledged Collateral created hereby or which are otherwise expressly permitted under the Loan Agreement.

(k) The Pledgor will not consent to or approve the issuance of any additional shares of capital stock of any class of the Pledged Stock Issuer if such issuance would violate the terms of the Loan Agreement or would cause a Default or Event of Default under the Loan Agreement and, in the event that any such additional shares of capital stock are issued to the Pledgor, they shall be deposited and pledged with the Agent simultaneously with such issuance as provided in Section 1 hereof.

(l) Neither the pledge of the Pledged Collateral pursuant to this Agreement nor the extensions of credit represented by the Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

4.      Further Assurances.

(a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further actions that may be necessary or reasonably desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor and the Pledged Stock Issuer, as the case may be, will: (i) at the request of Agent, mark conspicuously their respective records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory to Agent, indicating that such Pledged Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Pledged Collateral by Agent or Persons designated by Agent; and (iv) appear in and defend any action or proceeding that may affect Pledgor's title to or the Agent's security interest in the Pledged Collateral.

(b) Pledgor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) Upon request, Pledgor will furnish to Agent: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Agent, itemizing in such detail as Agent may request, the Pledged Collateral which, as of the date of such certificate, has been delivered to Agent by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as Agent may request.

5.      Covenants of Pledgor.  Pledgor shall:

(a) Perform each and every covenant in the Loan Documents applicable to Pledgor; and

(b) Upon receipt by Pledgor or any material notice, report, or other communication from the Pledged Stock Issuer relating to all or any part of the Pledged Collateral, deliver such notices, report or other communication to Agent as soon as possible, but in no event later than five (5) days following the receipt thereof by Pledgor.

6.      Agent as Pledgor's Attorney-in-Fact.

(a) Pledgor hereby irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time at Agent's discretion, to take any action and to execute any instrument that Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
(i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Agent deems necessary pursuant to Section 3 of this Agreement; or (iii) to arrange for the transfer of the Pledged Collateral on the books of the Pledged Stock Issuer or any other Person to the name of Agent or to the name of Agent's nominee, for the benefit of the Lenders.

(b) In addition to the designation of Agent as Pledgor's attorney-in-fact in subsection (a), Pledgor hereby irrevocably appoints Agent as Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Pledged Stock Issuer engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce the Secured Parties' rights hereunder.

7. Distributions. In case, upon the dissolution, winding up, liquidation or reorganization of the Pledged Stock Issuer whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Pledged Stock Issuer or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Agent to be held as collateral security for the Obligations. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (including cash dividends, except those expressly allowed under the Loan Agreement) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Pledged Stock Issuer, the shares or other property so distributed shall be delivered to the Agent to be held as collateral security for the Obligations.

8. Events of Default. Any Event of Default as defined and provided in the Loan Agreement shall constitute an Event of Default under this Agreement.

9. Rights and Remedies of the Secured Parties. Upon the occurrence and continuance of any Event of Default, such default not having previously been remedied or cured within any applicable grace or cure periods, the Agent shall have the following rights and remedies:

(a) All rights and remedies provided by law, including, without limitation, those provided by the New York Uniform Commercial Code;

(b) All rights and remedies provided in this Agreement; and

(c) All rights and remedies provided in the Loan Agreement or in any other Loan Document, other agreement, document or instrument pertaining to the Obligations.

        The rights and remedies of the Agent set forth above shall be exercisable only in connection with a foreclosure on the Pledged Collateral in accordance with the terms hereof. The rights and remedies of the Agent under this Agreement against the Pledgor shall be limited to foreclosure on such Pledged Collateral, and the Agent shall not have the right to commence any action against the Pledgor for any deficiency remaining in respect of the Obligations after the exercise of the rights of the Agent against the Pledged Collateral in accordance with terms of this Agreement.

10. Right to Transfer into Name of Agent, etc. In case there shall exist an Event of Default that shall be continuing after applicable grace and cure periods, but subject to the provisions of the Uniform Commercial Code or other applicable law, the Agent may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. So long as no Event of Default shall exist and be continuing, the Pledgor shall be entitled to exercise as the Pledgor shall deem fit, but in a manner not inconsistent with the terms hereof or of the Obligations, the voting power with respect to the Pledged Collateral. In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

11. Right of Agent to Exercise Voting Power, etc. In case there shall exist an Event of Default, which shall not have been remedied or cured, the Agent, until such Event of Default has been remedied or cured in accordance with the Loan Agreement shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Pledged Stock Issuer or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine, all without liability except to account for property actually received, neither the Agent nor any of the Lenders shall have any duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

12. Right of Agent to Dispose of Collateral, etc. Upon the occurrence and continuance of an Event of Default, such default not having previously been remedied or cured within any applicable grace or cure periods, the Agent shall have the right, unless the Event of Default shall have been remedied or cured in accordance with the Loan Agreement prior to taking any such actions, at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale. The Agent will give the Pledgor at least ten (10) days' prior written notice at the address of the Pledgor specified in Section 23 hereof of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor. All such sales shall be conducted in a commercially reasonable manner and shall be at such commercially reasonable price or prices as the Agent shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales the Agent may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Agent may deem best. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agree to cause the Pledged Stock Issuer to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, shall be applied as provided in the Loan Agreement.

        The Pledgor recognizes that the Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Agent has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act of 1933. The Pledgor agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

        If Agent, for its benefit and the benefit of the Secured Parties, shall determine to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section, the Pledged Stock Issuer shall, upon the request of the Agent and at its own expense:

(i) execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, and use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii) use its best efforts to qualify the Pledged Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Agent;

(iii)make available to its respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act of 1933;

(iv) execute and deliver to any person, entity or governmental authority as Agent may choose, any and all documents and writings which, in Agent's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, state or country where Pledgor or Pledged Stock Issuer engage in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce Agent's rights hereunder; and

(v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

        Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

13. Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence and during the continuance of any Event of Default, the Agent may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral and shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

14. Care of Pledged Collateral in Agent's Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Agent shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

15. WAIVERS, ETC. THE PLEDGOR HEREBY WAIVES PRESENTMENT, DEMAND, NOTICE, PROTEST AND, EXCEPT AS IS OTHERWISE PROVIDED HEREIN, ALL OTHER DEMANDS AND NOTICES IN CONNECTION WITH THIS AGREEMENT OR THE ENFORCEMENT OF THE AGENT'S OR THE LENDERS' RESPECTIVE RIGHTS HEREUNDER OR IN CONNECTION WITH ANY OBLIGATIONS OR ANY PLEDGED COLLATERAL; CONSENT TO AND WAIVE NOTICE OF THE GRANTING OF RENEWALS, EXTENSIONS OF TIME FOR PAYMENT OR OTHER INDULGENCES TO THE PLEDGED STOCK ISSUER OR THE PLEDGOR OR TO ANY THIRD PARTY, OR SUBSTITUTION, RELEASE OR SURRENDER OF ANY COLLATERAL SECURITY FOR ANY SECURED OBLIGATION, THE ADDITION OR RELEASE OF PERSONS PRIMARILY OR SECONDARILY LIABLE ON ANY SECURED OBLIGATION OR ON ANY COLLATERAL SECURITY FOR ANY SECURED OBLIGATION, THE ACCEPTANCE OF PARTIAL PAYMENTS ON ANY SECURED OBLIGATION OR ON ANY COLLATERAL SECURITY FOR ANY SECURED OBLIGATION AND/OR THE SETTLEMENT OR COMPROMISE THEREOF. NO DELAY OR OMISSION ON THE PART OF THE AGENT IN EXERCISING ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF SUCH RIGHT OR OF ANY OTHER RIGHT HEREUNDER. ANY WAIVER OF ANY SUCH RIGHT ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY SUCH RIGHT ON ANY FUTURE OCCASION. THE PLEDGOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF NEW YORK (OR UNDER THE CONSTITUTION OF ANY OTHER STATE IN WHICH ANY OF THE PLEDGED COLLATERAL MAY BE LOCATED), OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE

EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS AGREEMENT TO THE AGENT AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. THE PLEDGOR'S WAIVERS UNDER THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER THE PLEDGOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

16. Termination; Assignment, etc. This Agreement and the security interest in the Pledged Collateral created hereby shall terminate when all of the Obligations have been paid and finally discharged in full in cash (provided that the Agent and the Lenders are no longer obligated to make Loans under the Loan Agreement). For all purposes of this Agreement, no Default or Event of Default shall be deemed to have been cured or waived except as expressly provided in the Loan Agreement. No waiver by the Agent or by any other holder of Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Agent of all or any of the Obligations held by it in accordance with the terms of the Loan Agreement, the Agent may assign or transfer the rights and interest of the Agent, for the benefit of the Lenders, under this Agreement in whole or in part to the purchaser or purchasers of such Obligations, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Agent hereunder, and the Agent shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

17. Reinstatement. Notwithstanding the provisions of Section 13, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent in respect of the Obligations is rescinded or must otherwise be restored or returned by the Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledged Stock Issuer or the Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledged Stock Issuer or the Pledgor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

18. Governmental Approvals, etc. Upon the exercise by the Agent of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, qualification or authorization of any governmental authority or instrumentality, the Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Agent may be required to obtain for such governmental consent, approval, qualification or authorization.

19. Restrictions on Transfer, etc. To the extent that any restrictions imposed by the charter or by-laws of the Pledged Stock Issuer or any agreement among the holders of capital stock of the Pledged Stock Issuer or other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Agent of any right granted hereunder, including, without limitation, the right of the Agent to dispose of the Pledged Collateral upon the occurrence of any Event of Default, the Pledgor hereby waives such restrictions. The Pledged Stock Issuer represents and warrants that it has taken each necessary action to waive such restrictions. The Pledgor Stock Issuer and the Pledgor will each take any further action which the Agent may reasonably request in order that the Agent and the Lenders may obtain and enjoy the full rights and benefits granted to the Agent and the Lenders by this Agreement free of any such restrictions.

20. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

21. Security Interest Absolute. To the maximum extent permitted by law, all rights of Agent and the Lenders, all security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any of the Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

(b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

(c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations; or

(d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, Pledgor.

        To the maximum extent permitted by law, Pledgor hereby waives any right to require Agent to: (A) proceed against or exhaust any security held from Pledgor; or (B) pursue any other remedy in Agent's power whatsoever.

22. Waiver of Marshaling. Each of Pledgor and Agent acknowledges and agrees that in exercising any rights under or with respect to the Pledged Collateral: (i) Agent is under no obligation to marshal any Pledged Collateral; (ii) may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Pledged Collateral to the Obligations in any order and in any manner it so elects. Pledgor and Agent waive any right to require the marshaling of any of the Pledged Collateral.

23. Notices. Except as otherwise provided herein, all notices to the Pledgor or to the Agent shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if made in accordance with and delivered to the respective addresses provided in the Loan Agreement.

24. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New York. The Pledgor, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the state and federal courts located in the county of New York, State of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Pledgor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address as provided in the Loan Agreement or as otherwise provided under the laws of the State of New York. The Pledgor irrevocably waives all right to a trial by jury in any suit, action or other proceeding instituted by or against it in respect of its obligations hereunder or the transactions contemplated hereby.

25.     Miscellaneous.

(a) This Agreement shall inure to the benefit of and be binding upon the Agent and the Pledgor and their respective successors and assigns. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(b) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

(c) This Agreement has been entered into in conjunction with the provisions of and the security interest granted to the Agent, for its benefit and the ratable benefit of the Lenders, under the Loan Agreement. The rights and remedies of the Pledgor, the Pledged Stock Issuer and the Agent with respect to the security interests granted herein are in addition and without prejudice to those set forth in the Loan Agreement, all terms and provisions of which are hereby incorporated herein by reference. In the event that any provisions of this Agreement are deemed to conflict with the Loan Agreement or the other Loan Documents, the provisions of the Loan Agreement or the other Loan Documents shall govern.

        IN WITNESS WHEREOF, the parties have executed this Pledge Agreement as a sealed instrument as of the date first above written.



                                      PLEDGOR:
                                      THE RIGHT START, INC.



                                      By:  /s/ Raymond P. Springer
                                          --------------------------------
                                      Name:  Raymond P. Springer

                                      Title:  Chief Financial Officer



                                      PLEDGED STOCK ISSUER:

                                      ZB COMPANY, INC.



                                      By:  /s/ Raymond P. Springer
                                          --------------------------------
                                      Name:  Raymond P. Springer

                                      Title: Chief Financial Officer


                                      AGENT:

                                      WELLS FARGO RETAIL FINANCE, LLC


                                      By:  /s/ Patrick J. Norton
                                          --------------------------------
                                      Name:  Patrick J. Norton

                                      Title:  Vice President

* For the purposes of this Schedule I, "Percentage" means the percentage of all of the issued and outstanding shares of capital stock of the Pledged Stock Issuer on a fully diluted basis.


                     SCHEDULE I TO BORROWER PLEDGE AGREEMENT

                                  PLEDGED STOCK



 Description (class
  and/or series)
Pledged Stock             No. of Shares      Percentage*         Certificate No.
---------------           -------------      -----------         --------------

Common Stock                  1,000             100%                  1





                          PLEDGED NOTES AND INSTRUMENTS


                                      NONE